UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2006

Avon Products, Inc.
(Exact name of registrant as specified in its charter)

New York	1-4881	13-0544597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas
New York, New York 10105-0196
(Address of principal executive offices) (Zip Code)

(212) 282-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01 Entry into a Material Definitive Agreement

On February 28, 2006, Avon Products, Inc. (the “Company”) entered into an Amendment to the Avon Products, Inc. Restricted Stock Unit Award Agreement dated March 11, 2004 of Robert J. Corti (the “Amendment”). The Amendment provides for the immediate vesting of Mr. Corti’s outstanding restricted stock units, effective as of February 28, 2006, in connection with Mr. Corti’s retirement from the Company. Reference is made to the complete text of the Amendment, which is attached hereto as Exhibit 10.1

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 10.1    February 28, 2006 Amendment to Avon Products, Inc. Restricted Stock Unit Award Agreement dated March 11, 2004 of Robert J. Corti.

(Page 2 of 3 Pages)

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVON PRODUCTS, INC.
(Registrant)

By	/s/ Gilbert L. Klemann, II

Gilbert L. Klemann, II
Senior Vice President and General Counsel

Date: March 3, 2006

(Page 3 of 3 Pages)

EXHIBIT INDEX

Exhibit No.	Description

10.1	February 28, 2006 Amendment to Avon Products, Inc. Restricted Stock Unit Award Agreement dated March 11, 2004 of Robert J. Corti.